PAX WORLD FUND
                                  INCORPORATED

                                ----------------




                                     PART A

                                   PROSPECTUS







                         PROSPECTUS DATED APRIL 22, 1997



                                 PAX WORLD FUND
                                  INCORPORATED

                             A NO-LOAD BALANCED FUND

                222 State Street, Portsmouth, New Hampshire 03801
               For shareholder account information: 1-800-372-7827
                     Portsmouth, N.H. office: 1-603-431-8022
                     Portsmouth, N.H. office: 1-800-767-1729


     The Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. The Prospectus should be retained for future reference. A copy of the Annual Report of the Fund containing a narrative discussion and line chart of Fund performance may be obtained without charge by writing the Fund or telephoning any of the above numbers. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available by writing to the Fund at the above address without charge. The Statement of Additional Information is also dated April 22, 1997.

     The Fund seeks investments in companies producing life supportive goods and services and that are not to any degree engaged in manufacturing defense or weapons-related products. It excludes securities in companies engaged in military activities, those companies appearing on the Department of Defense's 100 largest contractors list, and other companies contracting with the Defense Department if 5% or more of gross sales were derived from such contracts. See page 3, "Social Criteria of Portfolio."

     The investment objectives of the Fund are primarily to provide its shareholders a diversified holding of securities of companies which offer
primarily  income  and  conservation  of  principal  and  secondarily   possible
long-term growth of capital through investment in common and preferred stocks and debt securities.


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
              BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     Some prospective purchasers of Fund shares may be effecting transactions through a securities broker-dealer which may result in a transaction fee by such broker-dealer. Such fee would not be incurred if the purchase transaction is made directly with the Fund.






                                TABLE OF CONTENTS
                                                                            Page

Synopsis...................................................................  3
Financial Highlights.......................................................  5
General Description of the Fund............................................  6
Management of the Fund.....................................................  6
Investment Adviser.........................................................  8
Transfer and Disbursing Agent..............................................  9
Fund Annual Expenses.......................................................  9
Brokerage Commission Practices.............................................  9
Capital Stock and Other Matters............................................  9
Shareholder Distributions.................................................. 10
Tax Status................................................................. 10
How to Purchase Shares..................................................... 10
Automatic Investment Plan.................................................. 11
Shareholder Accounts....................................................... 11
Retirement and Other Programs.............................................. 11
Distribution Expense Plan.................................................. 12
How to Redeem Shares....................................................... 12
Voluntary Income Contribution to Pax World Service......................... 13



                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..      0%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
     offering price).........................................................      0%
Deferred Sales Load (as a percentage of original purchase price or
     redemption proceeds, as applicable).....................................      0%
Redemption Fees (as a percentage of amount redeemed, if applicable)..........      0%
Exchange Fee.................................................................      0%
Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fee..........................................................   0.51%
     12b-1 Fees..............................................................   0.10%
     Other Expenses..........................................................   0.28%
Total Fund Operating Expenses................................................   0.89%

Example                                  1 year   3 years   5 years   10 years

You   would   pay   the   following
expenses  on a  $1,000  investment,
assuming  (1) 5% annual  return and
(2)  redemption  at the end of each
time period........................      $8.90    $27.80    $48.27    $107.18


    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly. (See page 12 for information on 12b-1 Plan.)
    The 5% return factor in the example is a required amount by government regulation and does not represent the actual average return made by Pax World Fund over the past ten years. Nor should the example be considered a representation of past or future expenses, as actual expenses may be greater or lesser than those shown.

                                    SYNOPSIS

    Pax World Fund, Incorporated (Fund) is an open-end, diversified, no-load mutual fund organized under Delaware law in February 1970. The Fund endeavors through its investment objectives to make a contribution to world peace through investment in companies producing life-supportive goods and services. Thus the Fund has adopted the name Pax World to denote this endeavor. The Fund portfolio will consist primarily of companies located in the United States.
    The policy of this mutual fund is to invest in securities of companies whose business is essentially directed toward non-military and life-supportive activities. For example, the Fund seeks to invest in such industries as health care, education, housing, food, retail, clothing, pollution control, leisure, utilities and others. The Fund offers both individual and institutional investors the opportunity to participate in the benefits of owning a diversified portfolio.


SIGNIFICANT FEATURES

1. NO SALES CHARGE. There is no sales charge of any kind when you purchase shares of the Fund. This type of investment company is referred to as a "no-load" fund, and the net asset value of the shares is quoted daily in the financial pages of most city newspapers, including the Wall Street Journal.

2. INVESTMENT OBJECTIVES. Investment objectives of the Fund are primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities. The Fund attempts to maintain a balance of investments with approximately 60% of its assets in common and preferred stocks and 40% in bonds or debentures. Texas residents please see p. 14.

3. SOCIAL CRITERIA OF PORTFOLIO. The Fund seeks investments in companies that are not to any degree engaged in manufacturing defense or weapons-related products. The Fund excludes from its portfolio securities of companies: (1) engaged in military activities, defined as follows: (a) appearing on the Department of Defense's 100 largest contractors list and (b) other companies contracting with the Department of Defense if 5% or more of their gross sales were derived from such contracts; (2) engaged in liquor, tobacco, and gambling industries. In addition, the Fund will seek out companies with fair employment and pollution control policies and practices, fair employment practices consistent with the Americans with Disabilities Act, and invest in some international development. To date, the latter has been limited to bonds of the International Bank for Reconstruction and Development. See "General Description of the Fund."

4. OFFERING PRICE. The shares of common stock ($1 par value) are offered at net asset value. Minimum initial investment is $250, with subsequent investments at $50. See "How to Purchase Shares."

5. PROFESSIONAL MANAGEMENT. In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolio. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophy of the Fund. The officers of the Fund are responsible for the day-to-day operations and the directors for the general policy of the Fund.
    Certain officers/directors of the Fund are officers/directors and stockholders of the Adviser. See "Investment Adviser."
    Further information concerning the performance of the Fund is contained in the Annual Report which may be obtained without charge.

6. DIVERSIFICATION. All investments entail some degree of risk, but risk can be significantly reduced by diversifying holdings to minimize the impact of the portfolio of any single investment. By pooling the funds of many investors with similar investment objectives, the Fund can give each of them an opportunity to benefit from a broadly diversified portfolio, a benefit ordinarily available only to investors with substantial capital to invest. See "General Description of the Fund."

7. NO REDEMPTION CHARGE. Shares of the Fund are redeemable at net asset value upon request and without charge. Payment for shares redeemed is made by the Fund within seven days after the date on which the request in proper form is received. See "How to Redeem Shares."

8. AUTOMATIC REINVESTMENT. The Fund's automatic reinvestment program provides shareholders with a convenient method of reinvesting any income or capital gains distributions in additional shares of the Fund at net asset value. See "Shareholder Distributions."

9. ADVISER COMPENSATION. Computed daily and paid monthly, the fee (on an annual basis) is 3/4 of 1% of average net assets on the first $25,000,000 and 1/2 of 1% of average net assets in excess of that figure, payable to Pax World Management Corp. Fund expenses (other than interest, brokerage commissions, fees, taxes and distribution expenses under the Rule 12b-1 Plan) over 1 1/2% of average net assets are reimbursed by the Adviser.

10. RETIREMENT AND OTHER PROGRAMS. The Fund offers investors special programs, including automatic reinvestment, voluntary withdrawal plan, group investment plan, automatic monthly investment plan, and tax-sheltered retirement plans such as IRAs, SEP-IRAs, and 403(b)s. See Retirement and Other Programs, p. 11.

11. PAX WORLD SERVICE. Voluntary contributions may be made, by those with regular accounts, to Pax World Service which provides financial support to organizations and projects which encourage international understanding, reconciliation, and development. See. p. 13.

12. CUSTODIAN BANK. State Street Bank and Trust Company is the custodian bank.

13. TRANSFER AND DISBURSING AGENT. PFPC, Inc. is the transfer and disbursing agent.

14. AUDITORS. Pannell Kerr Forster, P.C., independent certified public accountants, are the auditors of the Fund for the fiscal year ended December 31, 1996. Copies of the Annual Report of the Fund may be obtained upon request at no charge. Shareholders are furnished annual reports of the Fund.

15. DISTRIBUTION EXPENSE PLAN. The Plan provides that the Fund may incur distribution-related expenses of up to twenty-five hundredths of one percent (0.25%) per annum of its average daily net assets to finance activity which is primarily intended to result in the sale of Fund shares. So long as the Fund is operating within such limitation, however, the Fund may pay to one or more of its 12b-1 distributors (i) up to twenty-five hundreths of one percent (0.25%) per annum of its average daily net assets for personal service and/ or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%)up to thirty-five hundredths of one percent (.35%) per annum of its average daily net assets. Rule 12b-1 fees paid during 1996 amounted to approximately $502,000. See "Distribution Expense Plan."

This Synopsis should be read in conjunction with the more detailed information in this Prospectus.


                          PAX WORLD FUND, INCORPORATED

                 For further information write or call the Fund

                                222 State Street
                         Portsmouth, New Hampshire 03801
                                 1-800-767-1729

                          PAX WORLD FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1. PER SHARE COMPONENTS OF THE NET CHANGE DURING THE YEAR IN NET ASSET VALUE (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING).

                                                           Year Ended December 31
                              1996      1995      1994      1993     1992     1991     1990     1989       1988     1987
                              ------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ....    $16.33   $13.39    $13.55    $14.27   $14.99   $13.97    $13.98   $11.92    $11.58    $13.19
                             ------   ------    ------    ------   ------   ------    ------   ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Investment income  - net       .550      .80       .49       .51      .64      .82       .60      .61       .61       .55
Realized and unrealized
   gain (loss) on
   investments - net....      1.122     3.07     (.15)     (.66)     (.39)    2.17       .86     2.32       .71      (.15)
                             ------  ------- --------  --------  --------  -------   -------  -------   -------  --------
Total from investment
   operations  ..........     1.672     3.87       .34     (.15)      .25     2.99      1.46     2.93      1.32       .40
                              -----   ------  --------  -------- --------   ------   -------  -------   -------   -------
LESS DISTRIBUTIONS
Dividends from net
   investment income.....      .550      .79(A)    .50       .50      .67      .77       .61      .62       .61       .75
Distributions from
   realized gains .......      .892      .14(A)      -       .07      .13     1.04       .84      .25       .37      1.24
Tax return of capital....         -        -         -         -      .17      .16       .02        -         -       .02
                           -------- -------- --------- --------- --------  -------   ----------------  --------   -------
Total distributions......     1.442      .93       .50       .57      .97     1.97      1.47      .87       .98      2.01
                              -----  -------  --------   ------- --------  -------   -------  -------    ------   -------
Net asset value,
   end of year  .........   $ 16.56  $ 16.33   $ 13.39   $ 13.55  $ 14.27  $ 14.99    $13.97  $ 13.98   $ 11.92   $ 11.58
                            -------  -------   -------   -------  -------  -------    ------  -------   -------   -------
2. TOTAL RETURN .........     10.36%   29.19%     2.65%    (1.05)%    .6%    20.8%     10.5%    24.9%     11.5%      2.6%

3. RATIOS AND SUPPLEMENTAL DATA
Ratio of total expenses
   to average net
   assets (B)  ..........      .89%     .97%      .98%      .94%     1.0%     1.2%      1.2%     1.1%      1.1%      1.1%
Ratio of investment
   income - net to
   average net assets...      3.24%    3.44%     3.66%     3.63%     3.7%     5.1%      5.4%     5.8%      5.0%      4.1%
Portfolio turnover rate      34.55%   28.44%    25.45%    22.15%    17.4%    25.7%     38.9%    37.4%     57.5%    123.9%
Average commission
   rate paid (C).........   $ .0599  $ .0714
Net assets, end
   of year (`000s)......   $513,433 $476,976  $388,249  $462,762 $469,275 $270,488  $119,831 $ 93,030  $ 73,650  $ 65,787
Number of capital
   shares outstanding,
   end of year (`000s)...    31,008   29,200    29,000    34,142   32,878   18,042     8,576    6,653     6,177     5,683
                           -------- --------  --------  -------- -------- -------- --------- -------- --------- ---------


(A) Reference is made to note A to the financial statements.
(B) In order to conform to current disclosure requirements, the 1996 and 1995 ratios are based upon total expenses, including the gross amount of custodian fees (before being reduced pursuant to an expense offset arrangement). The ratios for prior years were based upon net expenses and are not required to be restated.
(C) The 1996 and 1995 average commission rates are presented to conform to current disclosure requirements. This disclosure was not required in prior years and has not been computed for the prior years.

                         GENERAL DESCRIPTION OF THE FUND

    The Fund is a balanced fund and intends to invest about 60 percent of its assets in common and preferred stock and/or securities convertible into common stock and 40 percent in bonds or debentures which percentage may vary depending on market conditions.
    The Fund may not purchase the securities of any one issuer (except government agency securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceeds 5% of the market value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities or of any one class of securities of such issuer.
    The Fund's objectives and policies described below may be changed only with a majority of outstanding voting securities which is defined as the vote of a special or annual meeting of the stockholders duly called, (A) of 67% of the voting securities present at such meetings if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) of more than 50% of the outstanding voting securities, whichever is less.
    The investment objectives of the Fund are primarily to provide its shareholders a diversified holding of securities of companies which offer
primarily  income  and  conservation  of  principal  and  secondarily   possible
long-term growth of capital through investment in common and preferred stocks and debt securities. There can be no assurance that the Fund will, in fact, achieve its objectives.
    The policy of the Fund is to exclude from its portfolio:
    (1) securities of companies engaged in military activities as defined below;
    (2) companies appearing on the Department of Defense's 100 largest contractors list*;
    (3) other companies contracting with the Department of Defense will not be considered if 5 percent or more of their gross sales for their prior fiscal year was derived from such contracts;
    (4) securities of companies of the liquor tobacco and gambling industries including their subsidiaries.
    If a merger or acquisition causes a security in the portfolio to come within the foregoing restrictions, the Fund will attempt to eliminate such security over a six-month period.
    The Fund will endeavor (but is not required to do so) to invest in companies which have adopted and administer fair employment and pollution control policies to the extent information reflecting such policies and administrative practices is available to the Fund.
    The Fund will seek investments in companies that produce life supportive goods and services and are not to any degree engaged in manufacturing defense or weapons-related products. By way of illustration, the Fund will invest in such industries as housing, food, leisure time, education, retailing, pollution control, health care, household appliances, publishing and building supplies, among others.
    If, after the initial purchase by the Fund, it is determined that the company's activities fall within the exclusion described above, the securities of such companies will be eliminated from the portfolio when a gain results from the sale. In no event, however, will such security be retained longer than six months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of the security at a time when it may be disadvantageous to do so.


MANAGEMENT OF THE FUND

    The officers of the Fund are responsible for the day-to-day operations of the Fund and the Directors for the general policy of the Fund. The Board of Directors meets four times per year and reviews portfolio selections, bonding requirements, declares dividends and reviews activities of the executive officers. Such activities are consistent with their fiduciary obligations under Delaware Corporation Law as Directors.


*Copies may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310.

The following table reflects the name and address, position held with the Fund and principal occupation during the past five years for those persons who are the officers and directors of the Fund.

Name and Address               Position with Fund         Principal Occupation during past 5 years

*Laurence A. Shadek            Chairman                   Chairman of the Board,  is an  Executive  Vice  President of
Glen Goin, Box 5               Board of Directors         H.G.  Wellington & Co.,  Inc. and has been  associated  with
Alpine, NJ 07620               (since September           that firm since March  1986.  He was  previously  associated
                               30, 1996)                  with  Stillman  Maynard  &  Co.,  where  he  was  a  general partner.  Mr.  Shadek's  investment  experience  includes 12 years as Limited  Partner  and  Account  Executive  with the firm  Moore  &  Schley.  He  is a  graduate  of  Franklin  &
                                                          Marshall  College  (BA) and New York  University,  School of
                                                          Graduate Business Administration (MBA).

*Luther E. Tyson, PhD          President (since           Sociologist,   ethicist,  and  clergyman.  From  1966-85  he
69 Wentworth Lane              inception) 1970            served as  Director of a  Department  of the Board of Church
P.O. Box 351448                                           and  Society  of the  United  Methodist  Church.  Dr.  Tyson
Palm Coast, FL 32135                                      currently  serves as President  of the Fund,  pursuant to an
                                                          employment   agreement  with  Pax  World   Management  Corp.
                                                          (Adviser to the Fund) until September 30, 1997.

*Thomas W. Grant               Vice Chairman              Vice Chairman of the Fund and  President of the Adviser,  is
1125 Cedar Ridge Road          Board of Directors         currently the  President of H.G.  Wellington & Co., Inc. and
Oyster Bay, NY 11771           (since September           has been  associated  with that firm since 1991.  Mr.  Grant
                               30, 1996)                  served  previously  with  the  firm  of  Fahnestock  &  Co., members of the New York Stock Exchange,  for twenty years as a partner,  managing director and senior officer. His duties encompassed  branch office  management,  corporate  finance, syndication,  and  municipal and  corporate  bonds.  He is a graduate of the University of North Carolina (BA).

*Anthony S. Brown              Portfolio Manager          1970  to  present,   Treasurer  of  the  Adviser;  portfolio
209 Lafayette Road             Executive Vice President   manager  of the  Fund;  from  July  1982 to  December  1990,
Portsmouth, NH 03801           and                        registered  representative  with  Fahnestock & Co., and from
                               Treasurer (since           August 1987 to December  1990, a Vice  President  and office
                               inception) 1970            manager; a trustee of Piscataqua  Savings Bank,  Portsmouth,
                                                          NH since July 1990 and  Chairman of the Board  since  August
                                                          1992.  Mr.  Brown  serves in his  capacities  pursuant to an employment  agreement  with the Adviser until  September 30,
                                                          1997.


                                        7





Name and Address               Position with Fund         Principal Occupation during past 5 years

C. Lloyd Bailey                Director (since            An  attorney;  he served  during  1959 - 1979  as  Executive
1216 Foulkeways                inception) 1970            Director  of the  United  States  Committee  for  UNICEF and
Gwynedd, PA 19436                                         from 1980-81 as President of that Committee.  Since  1981 to
                                                          the   present  he  has  served  as  a  consultant   to  that
                                                          Committee.

Ralph M. Hayward               Director                   Retired  in 1971  after 31 years of  employment  with  Merck
57 Barrell Lane                (since 1978)               and  Co.,   Rahway,   New  Jersey   where  he  held  various
York Harbor, ME 03911                                     executive   positions.   He   is  currently   President  and
                                                          principal  stockholder  of  Fisher-James  Company,  Inc.  of
                                                          Biddeford   and  Sanford,   Maine,   an  office  supply  and
                                                          equipment dealer.

Joy L. Liechty                 Director                   1989 to  present,  Client and Sales  Advocate  of  Mennonite
1403 Ashton Court              (since 1991)               Mutual Aid Association;  from 1980-89 Manager of Services of
Client Goshen, IN 46526                                   Mennonite Mutual Aid Association.

Raymond L. Mannix              Director (since            Certified  public  accountant,  and  Professor  Emeritus  of
71 Richmond Road               inception) 1970            Boston  University  where he served as a  Professor  in  the
Belmont, MA 02178                                         College  of  Business  Administration  for more  than  forty years.

Sanford C. Sherman             Director                   President / CEO, Piscataqua  Savings Bank,  Portsmouth,  NH,
91 Hillside Drive              (since 1992)               April  1981 to date.  Twenty-one  years  prior  thereto,  he
Portsmouth, NH 03801                                      held   various  other  ositions  with  the  bank,  including
                                                          Treasurer and Vice  President;  he also served the bank as a
                                                          Trustee for twenty years.

Esther J. Walls                Director                   From  1974-1988,  Associate  Director of  Libraries,  State
160 West End Avenue            (since 1981)               University  of  New  York,  Stony  Brook,  L.I.,  New  York.
Apt. 29J                                                  Currently, library consultant.
New York, NY 10023

*William M. Prifti             Secretary and              Attorney,  engaged  in the private practice of the law since
Suite 204, 220 Broadway        General Counsel            1968.
Lynnfield, MA 01940

*Designates a Director or Officer who is an interested person as defined by the Investment Company Act of 1940. Members of the Audit Committee: Messrs. Mannix and Hayward

INVESTMENT ADVISER

    The Investment Adviser is Pax World Management Corp., also located at 222 State Street, Portsmouth, NH 03801. The Adviser was organized in 1970 and has from that time to the present had the Fund as its only client. The Adviser makes recommendations with respect to the investments and investment policies of the Fund.
    At a special meeting of the shareholders of the Fund on September 27, 1996, a new investment advisory agreement between the Fund and the new owners of Pax World Management Corp. was approved. The Advisory Agreement as approved contains the same provisions as the prior agreement. The officers of the Adviser are:
Chairman--Laurence A. Shadek; President--Thomas W. Grant; Senior Vice President for Marketing--Thomas F. Shadek; Senior Vice President for Social Research--James M. Shadek; Senior Vice President--Katherine Shadek Boyle; Executive Vice President--Luther E. Tyson; and Executive Vice President and Treasurer--Anthony S. Brown.

    Laurence A. Shadek is a 25% stockholder of the Adviser along with his brothers, Thomas F. Shadek and James M. Shadek and sister, Katherine Shadek Boyle each of whom owns a 25% interest in the Adviser. Such owners may be considered controlling persons of the Fund within the meaning of the securities laws. The Adviser received compensation aggregating 3/4 of 1% of average net assets on the first $25 million and 1/2 of 1% of the average net assets in excess of that figure for the fiscal year. The purchase by the Shadeks of the stock of the investment adviser occurred on September 30, 1996.


TRANSFER AND DISBURSING AGENT

    The transfer and disbursing agent is PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Shareholder inquiries relating to a shareholder account should be directed to Pax World Fund, Inc., P.O. Box 8930, Wilmington, DE 19899-8930.


FUND ANNUAL EXPENSES

    For the fiscal year ended December 31, 1996, total expenses incurred by the Fund amounted to 0.89%, or less than 1%, of its average net assets which includes expenses pursuant to the 12b-1 plan.


BROKERAGE COMMISSION PRACTICES

    Brokerage dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and quality of their services. In selecting such dealers the Fund considers various relevant factors, including, but not limited to, the efficiency of execution of orders, settlement capability, quality and extent of research and the reasonableness of any mark-ups or commissions. Any allocation for research services is arbitrary and not through any prearrangement.


CAPITAL STOCK AND OTHER MATTERS

    The Fund, organized in February 1970, is authorized by its Articles of Incorporation as amended by the stockholders on June 10, 1993 and pursuant to Delaware law to issue 75,000,000 shares of common stock of a par value of $1 per share. Such shares have no preference, pre-emptive, conversion or exchange rights except as outlined in the prospectus. The stock offered hereby will, in the opinion of General Counsel, when issued and sold, be fully paid and nonassessable. Each share has one vote in corporate matters (fractional shares have proportionate voting rights), are freely transferable and are entitled to dividends as determined by the Board of Directors and in liquidation of the Fund are entitled to receive the net assets of the Fund. The shares have noncumulative voting rights, which means that the holders of more than 50 percent of the shares voting for the election of directors can elect 100 percent of the directors if they choose to do so, and, in such event, the holder of the remaining less than 50 percent of the shares voting will not be able to elect any directors.
    As of the date of the Prospectus, there are no persons owning 5% or more of the outstanding stock of the Fund. All officers and Directors of the Fund as a group own less than 1% of the outstanding stock of the Fund.

SHAREHOLDER DISTRIBUTIONS

    Shareholders of the Fund will automatically have reinvested all income dividends and capital gains distributions, if any, in additional shares of the Fund at net asset value unless the disbursing agent is notified at least ten days before the record date that the shareholder wishes to elect to:
    (1) Receive income dividends in cash and capital gains distributions in additional shares at net asset value, or (2) Receive all income dividends and capital gains distributions in cash. The Fund's policy is to distribute annually to shareholders all, or substantially all, of its net investment income and net realized capital gains, if any. Income payments are usually made during the third and fourth quarters in each fiscal year. Any capital gains, likewise, are usually paid during the fourth quarter.


TAX STATUS

    The Fund qualifies for tax treatment as a "regulated investment company" under subchapter M of the Internal Revenue Code. The Fund will distribute its net income and gains to shareholders and such distributions have been generally treated as taxable income since 1986. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of such income or gains.
    The Fund is required by federal law to withhold 31% of income dividends and capital gains distributions (if any) paid to certain accounts which have not complied with Internal Revenue Service regulations. In connection with this withholding requirement, a purchaser of Fund shares will be asked to certify on our application that the Social Security or tax identification number provided is correct and that a purchaser is not subject to 31% back-up withholding for previous underreporting to the IRS.


HOW TO PURCHASE SHARES

    The offering price of shares of the Fund will be the net asset value per share next computed after receipt of the order. No sales charge or load will be added to such asset value. The net asset value of the Fund's shares is determined as of the close of business of the New York Stock Exchange on each business day on which the Exchange is open, by dividing the value of the Fund's securities, plus any cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding the capital and surplus), by the number of shares outstanding.
    In valuing the Fund's assets, a security listed on the New York Stock Exchange is valued at its last sale price on that Exchange on the day as of which assets are valued. Lacking any sales on the day, the security is valued at the mean between the bid and asked price. Securities listed on other exchanges are similarly valued, using quotations on which the security is traded most extensively.
    To open an account, a purchaser should fill out and sign "The New Account Application" (see end of Prospectus) and send it and a check made payable to Pax World Fund, Inc. in an amount of at least $250 to Pax World Fund, Inc., P.O. Box 8930, Wilmington, DE 19899-8930. Once an account is opened, additional shares may be purchased by sending a check for at least $50 to PFPC, Inc. at the above mentioned address. Full and fractional shares will be purchased at the offering price in effect at the close of business of the New York Stock Exchange on the day payment is received by PFPC, Inc. and the shares will be credited to the shareholder's account. If the order is received after the close of business on the New York Stock Exchange or on a day when the stock exchange is not open for business, the offering price of the shares will be the price determined as of the close on the following business day. A confirmation will be issued and mailed to the shareholder giving the particulars of the purchase.

    Subsequent purchases to existing shareholder accounts may also be made by wiring an order to the PNC Bank. Prior to wiring funds, please notify shareholder services by calling 1-800-372-7827. The wire order must contain the shareholder's account number and the full name(s). The wire order should be sent to:
    PNC Bank
    Philadelphia, PA
    ABA 031-0000-53
    Pax World Fund, Inc.
    Credit A/C# 510-077-1
    Shareholder Account Number and Full Name(s)

    Wire orders received by the PNC Bank will be executed at the Fund's net asset value per share as next determined after receipt of the wired funds.
    Foreign investors are advised to send checks for subscriptions to eliminate any regulatory problems resulting from late payment. A certified check is not necessary but checks must be collectible at full face value in United States funds (that is, the checks should be converted to U.S. funds before transmittal; checks not so converted will be returned by the Fund).
    Income dividends and capital gains distributions, if any, will be reinvested at net asset value prevailing at the close of business on the ex-dividend date in additional full and fractional shares unless and until the shareholder notifies the transfer agent in writing prior to such record date that he/she elects to receive either dividends or both income dividends and capital gains distributions together in cash. Stock certificates will not be physically issued on reinvestment of such dividends and distributions but a record of the shares purchased will be added to the shareholder's account and a confirmation of such reinvestment will be sent to the shareholder by the transfer agent.


AUTOMATIC INVESTMENT PLAN

    Shareholders may also arrange for a systematic monthly investment ($50 minimum) through participation in the Fund's Automatic Investment Plan. After the shareholder gives the Fund proper authorization, the shareholder's bank account will be debited to purchase shares in the Fund. A confirmation will be sent from the Fund for every transaction and a debit will appear on the shareholders bank statement. The Pax World Automatic Investment Plan, in addition to the convenience of investing regularly, enables the shareholder to practice dollar cost averaging as an investment strategy.


SHAREHOLDER ACCOUNTS

    As a convenience to shareholders, the Fund will not ordinarily issue certificates representing shares of its stock. The shares will be held on deposit for the shareholders by PFPC, Inc. which will send each shareholder an up-to-date confirmation and statement of his/her account. Certificates are, of course, available at any time on written request. Evidence of ownership of shares in the Fund is the record of shares held in the stockholder s account in the books of PFPC, Inc. This amount will be confirmed to the investor each time there is a change in his/her account or any time upon his/her request. Such a shareholder has all the rights of other shareholders with respect to the shares held in his/her account and does not risk the loss of stock certificates which may be costly and time-consuming to replace.


RETIREMENT AND OTHER PROGRAMS

    The Fund has the following special purchase plans and information regarding each may be obtained by writing directly to the Fund at 222 State Street, Portsmouth, NH 03801.

    Self-Employed  Retirement  Plans (IRAs and  IRA-SEPS)
    Voluntary  Withdrawal Plans ($10,000 minimum investment)
    Voluntary Reinvestment Plan (of dividends and capital gains)
    Group Investments (10 or more persons--group investment minimum $1,000)
    Section 403(b) Retirement Plans
    Automatic  Investment Plan
    Uniform Gifts to Minors


DISTRIBUTION EXPENSE PLAN

    The stockholders at the annual meeting on June 21, 1984, approved a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.
    The Plan provides that the Fund may incur distribution expenses of up to twenty-five one hundredths of one percent (.25%) per annum of its average daily net assets to finance activity which is primarily intended to result in the sale of Fund shares. Such expenses include (but are not limited to) travel and telephone expenses, preparation and distribution of sales literature and advertising, compensation to be paid to and expenses to be incurred by officers, directors and/or employees of the Fund, or other third parties for their distributional service if sales of Fund shares are made by such third parties during a fiscal year. During the 1996 fiscal year, amounts paid by the Fund under the plan for clerical, advertising, printing, postage and sales expenses (travel, telephone, and sales literature) totaled about $502,000. No amounts were paid to officers and directors of the Fund in connection with the Plan other than sales related travel expenses of $5,624 to officers.


HOW TO REDEEM SHARES

    Payment of the net proceeds of redemption will be made by PFPC, Inc.
    The Fund will redeem out of assets legally available for such purposes all or any part of the shares of capital stock standing in the name of any holder on the books of the Fund but only at the net asset value of such shares (as hereinbefore defined) as of the close of business on the day on which written demand is received by the Fund. If such demand is made on a day on which the New York Stock Exchange is not open or after the Exchange is closed on any day, then the redemptions shall be made at the net asset value determined as of the close of business on the next succeeding day on which said Exchange is open. The value of the shares on redemption may be more than the cost to the investor depending upon the current value of the Fund s investment.
    Requests for redemption must be made by written request of the shareholder(s) directed to Pax World Fund, Inc., P.O. Box 8930, Wilmington, DE 19899-8930 in proper form as described below.
    A shareholder has the right to redeem all or any number of his/her shares at any time by delivering his/her request with any certificates (if certificates were  requested  at time of  purchase)  to PFPC,  Inc.  at the  above  mentioned address.
    Certificates and/or written requests will be considered in proper form only if signed by the shareholder(s) exactly as the shares are registered and with the signature(s) guaranteed by an "eligible" guarantor such as a U.S. commercial bank or trust company located or having a correspondent bank in New York City, a foreign bank with a U.S. commercial bank or trust company as correspondent, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Also included as an "eligible" guarantor are member firms of a domestic stock exchange. You should verify with the institution that it is an acceptable (eligible) guarantor prior to signing. A notary public is not an acceptable guarantor.
    Shareholders living abroad may acknowledge their signatures before a U.S. Consular Officer. Military personnel may acknowledge their signatures before officers authorized to take acknowledgements, e.g., legal officers and adjutants.

    Improperly executed requests will not be recognized by the Fund and such requests will be returned to the shareholder. The Fund will not mail redemption proceeds until checks (including certified or cashier's checks) received for the shares purchased have cleared.
    Payment for the shares redeemed as aforesaid, shall be made by the Fund within seven days after the date on which the request in proper form is received.
    Shareholders may use Pax World Fund's "Redemption Option" to redeem shares up to $5,000 from accounts without a guaranteed signature. For information and "Redemption Option" form, write to the Fund at 222 State Street, Portsmouth, NH 03801.

Telephone Redemption

    The Fund permits individual shareholders and a representative of record for an account to redeem shares by telephone in amounts up to $10,000 (within a thirty day period) by calling PFPC, Inc. at 1-800-372-7827. Telephone redemptions must be in amounts of $1,000 or more. Instructions must include your name and account number.
    This privilege only allows the check to be made payable to the owner(s) of the account and may only be sent to the address of record. The request cannot be honored if an address change has been made for the account within 60 days of the telephone redemption request.
    If there are multiple account owners, PFPC, Inc. may rely on the instructions of only one owner. This account option is not available for retirement account shares, shares represented by a certificate, or for newly purchased (within the prior 15 days) shares. PFPC, Inc. may record all calls.
    The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. Neither the Fund nor PFPC, Inc. will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine and any loss therefrom will need be borne by the investor. During periods of substantial economic or market change, telephone redemptions may be difficult to complete.
    Shares may always be redeemed by mailing the request as described above under "How to Redeem Shares" if a shareholder is unable to contact PFPC, Inc. by telephone.


VOLUNTARY INCOME CONTRIBUTION TO PAX WORLD SERVICE

    To complement the Fund's objectives of investing in securities of companies whose businesses are essentially of a non-military nature, the Pax World Foundation was formed in 1970. Foundation Directors voted in July 1992 to change the name from Pax World Foundation to Pax World Service. The Service provides financial support for organizations and projects which encourage international understanding, reconciliation and development. Overseas activities focus on funding of projects in the areas of international development and education and cultural exchange.
    The officers and directors of the Service are:
Mr. Larry Ekin, President
Mr. Charles Demere, Chairperson and Director
Ms. Joan Baker, Vice Chairperson and Director
Mr. William H. Wise, Treasurer and Director
Mr. Tom C. Veblen, Secretary and Director
Dr. J. Elliott Corbett, Honorary Chairman
Mr. Edward Bartholomew, Director
Ms. Diana Dajani, Director
Mr. Joseph T. Eldridge, Director
Ms. Lois Hermann, Director
Mr. Samuel Hope, Director
Mr. Arthur Johnson, Director

Ms. Phoebe Lansdale, Director
Mr. Luke T. Lee, Director
Ms. Lucille (Sis) Levin, Director
Mr. Douglas Nelson, Director
Mr. John Slattery, Director
Ms. Christine H. Tucker, Director
    No compensation will be paid by the Service directly or indirectly to the officers and directors of the Service except for travel and other reasonable fees for services rendered on behalf of projects undertaken by the Service.
    Pax World Service initiates and supports projects that encourage international understanding, reconciliation, and sustainable development on behalf of world peace and the world's poor.
* AGRICULTURE AND REFORESTATION. Provides support for local people in Latin America working to increase crop yields, construct irrigation systems, and combat deforestation. Pax's "Seeds for Development" program distributes the high-protein Tepary bean seeds and the fast-growing Giant Leucaena tree seeds, especially good for firewood, throughout the globe.
* FRIENDSHIP TOURS. Builds bridges of understanding between peoples and across national boundaries. Provides opportunity for U.S. citizens to "step behind the headlines" on educational, fact-finding trips to troubled regions of the world, and "hands-on" development trips to Latin America.
* WATER PURIFICATION. Developed a solar-powered water purification device that provides safe drinking water in developing countries.

    Fund shareholders may, at their election, make a voluntary contribution to the Service of a percentage of their Fund income including capital gains. Contributions to the Service are charitable contributions and such contributions are tax deductible on the tax return of the contributor. Contributions to the Service from shareholders of the Fund amounted to $153,159 for the 1996 calendar year.
    Fund shareholders who contribute to the Service receive an annual report of the activities of the Service, which includes a financial statement. Commencing in 1976 contributions have been made by shareholders of the Fund and by others and annual reports have been issued to them accordingly.
    A Fund shareholder may indicate on a special form the percentage of income and/or capital gains the shareholder desires to be deducted for payment to the Service. Shareholders will receive annually a confirmation for income tax purposes indicating contributions made.
    Additional information may be obtained by writing to Pax World Service, 1111 16th Street, N.W., Suite 120, Washington, D.C. 20036.


FOR TEXAS RESIDENTS ONLY

    Investment objectives are hereby clarified and intended to be consistent with Texas securities regulations.
    The Fund does not intend to make and has not made investments in oil, gas and other mineral leases or arbitrage transactions.
    The Fund By-Laws contain an investment restriction which does not allow it to purchase or sell real property but permits the Fund to make an investment in readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

                          PAX WORLD FUND, INCORPORATED
222 State Street
Portsmouth, NH 03801-3853
www.paxfund.com

A NO-LOAD DIVERSIFIED FUND

Transfer and Disbursing Agent
PFPC, Inc.
P.O. Box 8950
Wilmington, DE 19899

General Counsel
William M. Prifti, Esq.
220 Broadway
Suite 204
Lynnfield, MA 01940

Independent Auditors
Pannell Kerr Forster, P.C.
125 Summer Street
Boston, MA 02110

Investment Adviser
Pax World Management Corp.
222 State Street
Portsmouth, NH 03801-3853
1-800-767-1729

All account inquiries should be addressed to:

Pax World Fund, Inc.
P.O. Box 8930
Wilmington, DE 19899-8930

For Shareholder Account Information:
1-800-372-7827


PROSPECTUS & APPLICATION






                                 PAX WORLD FUND
                                  INCORPORATED
                              ---------------------





                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION










                                     PART B


                                 PAX WORLD FUND
                                  Incorporated

                222 State Street, Portsmouth, New Hampshire 03801
                            Telephone: 1-603-431-8022
                            Telephone: 1-800-767-1729
               For shareholder account information: 1-800-372-7827

                       STATEMENT OF ADDITIONAL INFORMATION


    This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus which may be obtained by writing the Fund at its principal address: 222 State Street, Portsmouth, New Hampshire 03801.
    A copy of the Annual Report of the Fund containing a narrative discussion and line chart of Fund performance may be obtained without charge by writing the Fund or telephoning any of the above numbers.








                       Statement of Additional Information
                       dated April 22, 1997 relates to the
                   Prospectus of the Fund dated April 22, 1997







                                TABLE OF CONTENTS


                                                                                                                      Page
General Information and History............................................................... See Prospectus, "Synopsis"

Investment Objectives and Policies................................................................................... 3-B
                                                       See also Prospectus "Synopsis" and  General Description of the Fund.

Management of the Fund..............................................................................................  4-B

Controlling Persons and
Principal Holders of Securities..................................... see Prospectus,  "Capital Stock and Other Matters."

Investment Advisory and Other Services ...............................................................................5-B

Other Expenses........................................................................................................5-B

Custodian ........................................................................................................... 6-B

Independent Auditors ................................................................................................ 6-B

Brokerage Allocation ................................................................................................ 6-B

Capital Stock.......................................................................................................  6-B

Purchase, Redemption and Pricing of Securities Being Offered ........................................................ 6-B

Tax ................................................................................................................. 7-B

Financial Statements................................................................................................. 8-B

Independent Auditors' Report ....................................................................................... 15-B







INVESTMENT OBJECTIVES AND POLICIES

    The policy of this mutual fund is to invest in securities of companies whose business is essentially directed toward non-military and life-supportive activities. For example, the Fund will seek to invest in such industries as health care, education, pollution control, housing, food, retail, clothing and leisure time. The Fund offers both individual and institutional investors the opportunity to participate in the benefits of owning a diversified portfolio. The Fund seeks income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.
    The reader is referred to the Prospectus and the text appearing under the caption "General Description of the Fund" for other information concerning investment policies of the Fund. The following material may be considered additional investment policies of the Fund and the restrictions concerning investment policies are part of the articles of organization and the by-laws which may be altered or repealed only by a vote of a majority of the outstanding voting securities.
    These restrictions state that the Fund may not:
   1. Purchase the securities of any one issuer (except government securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceeds five percent of the market value of the Fund's total assets, or
       (b) the Fund owns more than ten percent of the outstanding voting securities or of any one class of securities of such issuer.
   2.  Purchase securities of other registered investment companies.
   3.  Concentrate more than 25% of its investments in one particular industry.
   4. Purchase or sell real estate or other interests in real estate which are not readily marketable.
   5.  Write, purchase or sell put and call options or combinations thereof.
   6.  Lend money or securities.
   7.  Purchase  securities  on  margin  or  sell  short  or  purchase  or  sell commodities.
   8. Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to five percent of its total assets taken at cost.
   9. Mortgage or pledge security for indebtedness any securities owned or held by the Fund except as stated in item 8, above.
  10. Participate on a joint and several basis in any trading account in securities.
  11.  Invest in companies for the purpose of exercising control of management.
  12. Act as an underwriter of securities of other issuers, except that the Fund may invest up to five percent of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933. The Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels.
  13. Invest more than ten percent of the value of its assets in securities of foreign issuers under circumstances that would subject it to federal interest equalization tax or at prices that reflect such tax. (No such tax is currently in effect.)
  14. Invest more than five percent of its total assets in securities of companies having a record of less than three years continuous operation except for those surviving a merger or consolidation.
    The Fund may, when market conditions warrant, mintain a conservative position by retention of cash and investment in certain government or similar liquid securities (such as commercial paper or certificates of deposit).
    To the extent that information is obtainable, the Fund seeks to make initial investments in companies located in foreign countries recognized by the United States and which companies contribute to improving the standard of living in those countries and whose products and services are consistent with the Fund's objective of non-military investments. The Fund will not invest more than 10% of its assets in securities of foreign issuers.
    The Fund as a balanced fund invests about 60 percent of its assets in common and preferred stock and/or securities convertible into common stock and 40 percent in bonds or debentures which percentage may vary depending on market conditions. It does not engage in short-term trading and due to the investment objectives there will likely be little portfolio turnover. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that, given the Fund's investment objectives, its annual portfolio turnover rate should not generally exceed 60 percent. A 100% turnover rate would occur, for example, if all the securities in the Fund s portfolio were replaced in a period of one year. Portfolio turnover for the fiscal years ended 1994, 1995, and 1996 was 25.5%, 28.4% and 34.6%, respectively. A substantial portion of the portfolio of the Fund consists of securities of companies listed on securities exchanges.







MANAGEMENT OF THE FUND

The following table reflects the name and address, position held with the Fund and principal occupation during the past five years for those persons who are the officers and directors of the Fund.


Name and Address               Position with Fund        Principal Occupation during past 5 years

*Laurence A. Shadek            Chairman                  Chairman  of the  Board,  is an  Executive  Vice  President  of  H.G.
Glen Goin, Box 5               Board of Directors        Wellington & Co., Inc. and has been  associated  with that firm since
Alpine, NJ 07620               (since September          March 1986. He was  previously  associated  with  Stillman  Maynard &
                               30, 1996)                 Co.,  where  he  was  a  general  partner.  Mr.  Shadek's  investment
                                                         experience   includes  12  years  as  Limited   Partner  and  Account
                                                         Executive with the firm Moore & Schley.  He is a graduate of Franklin
                                                         & Marshall College (BA) and New York  University,  School of Graduate
                                                         Business Administration (MBA).

*Luther E. Tyson, PhD          President (since          Sociologist,  ethicist,  and  clergyman.  From  1966-85  he served as
69 Wentworth Lane              inception) 1970           Director  of a  Department  of the Board of Church and Society of the
P.O. Box 351448                                          United Methodist  Church.  Dr. Tyson currently serves as President of
Palm Coast, FL 32135                                     the  Fund,  pursuant  to  an  employment  agreement  with  Pax  World
                                                         Management Corp. (Adviser to the Fund) until September 30, 1997.

*Thomas W. Grant               Vice Chairman             Vice Chairman of the Fund and President of the Adviser,  is currently
1125 Cedar Ridge Road          Board of Directors        the President of H.G.  Wellington & Co., Inc. and has been associated
Oyster Bay, NY 11771           (since September          with that firm since 1991. Mr. Grant served  previously with the firm
                               30, 1996)                 of  Fahnestock  & Co.,  members of the New York Stock  Exchange,  for twenty years as a partner,  managing director and senior officer. His duties  encompassed  branch  office  management,  corporate  finance, syndication,  and municipal and corporate  bonds. He is a graduate of the University of North Carolina (BA).

*Anthony S. Brown              Portfolio Manager         1970 to present,  Treasurer of the Adviser;  portfolio manager of the
209 Lafayette Road             Executive Vice            Fund;  from July 1982 to  December  1990,  registered  representative
Portsmouth, NH 03801           President and             with  Fahnestock & Co., and from August 1987 to December 1990, a Vice
                                                         Treasurer  (since   President  and  office  manager;   a  trustee  of
                                                         Piscataqua  Savings Bank,  inception) 1970 Portsmouth,  NH since July
                                                         1990 and Chairman of the Board since August 1992. Mr. Brown serves in his capacities  pursuant to an employment  agreement with the Adviser until September 30, 1997.

C. Lloyd Bailey               Director (since            An attorney;  he served during 1959-1979 as Executive Director of the
1216 Foulkeways               inception) 1970            United  States  Committee for UNICEF and from 1980-81 as President of
Gwynedd, PA 19436                                        that  Committee.  Since  1981  to  the  present  he has  served  as a consultant to that Committee.

Ralph M.  Hayward             Director                   Retired  in 1971  after  31 years of  employment  withMerck  and Co.,
57 Barrell  Lane              (since  1978)              Rahway, New Jersey where he heldvarious  executive  positions.  He is
York Harbor, ME 03911                                    currently   President  and  principal   stockholder  of  Fisher-James
                                                         Company,  Inc. of Biddeford and Sanford,  Maine, an office supply and equipment dealer.








Name and Address              Position with Fund         Principal Occupation during past 5 years

Joy L. Liechty                Director                   1989 to present,  Client and Sales  Advocate of Mennonite  Mutual Aid
1403 Ashton Court             (since 1991)               Association;  from  1980-89  Manager of Client  Services of Mennonite
Goshen, IN 46526                                         Mutual Aid Association.

Raymond L. Mannix             Director (since            Certified public  accountant,  and Professor  Emeritus of Boston 1970
71 Richmond Road              inception)                 University  where he served as a Professor in the College of Business
Belmont,  MA 02178                                       Administration for more than forty years.

Sanford C. Sherman            Director                   President/CEO,  Piscataqua Savings Bank,  Portsmouth,  NH, April 1981
91 Hillside Drive             (since 1992)               to date.  Twenty-one  years  prior  thereto,  he held  various  other
Portsmouth, NH 03801                                     ositions with the bank,  including  Treasurer and Vice President;  he also served the bank as a Trustee for twenty years.

Esther J. Walls               Director                   From 1974-1988,  Associate Director of Libraries, State University of
160 West End Avenue           (since 1981)               New York, Stony Brook, L.I., New York. Currently, library consultant.
Apt. 29J
New York, NY 10023

*William M. Prifti            Secretary and              Attorney, engaged  in the private practice of the law since 1968.
Suite 204, 220 Broadway       General Counsel
Lynnfield, MA 01940


*Designates a Director or Officer who is an interested person as defined by the Investment Company Act of 1940. Members of the Audit Committee: Messrs. Mannix and Hayward

    As of September 30, 1996, control of the Fund may be acknowledged to rest with Laurence A. Shadek, Thomas F. Shadek, James M. Shadek, and Katherine Shadek Boyle, each of whom owns a 25% interest in the Adviser.
    No such person on such date owned of record or beneficially 5% or more of the outstanding Common Stock of the Fund and all officers and directors as a group own less than 1% of the outstanding Common Stock of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

    At a special meeting of the shareholders of the Fund on September 27, 1996, a new investment advisory agreement between the Fund and the new owners of Pax World Management Corp. was approved. The Advisory Agreement as approved contains the same provisions as the prior agreement. The officers of the Adviser are:
Chairman--Laurence A. Shadek; President--Thomas W. Grant; Senior Vice President for Marketing--Thomas F. Shadek; Senior Vice President for Social Research--James M. Shadek; Senior Vice President--Katherine Shadek Boyle; Executive Vice President--Luther E. Tyson; and Executive Vice President and Treasurer--Anthony S. Brown.
    The Fund has contracted with Pax World Management Corp. to advise and make recommendations with respect to its investments and investment policies. In addition, the Adviser has agreed to pay all executive officers' salaries, if any, and expenses and office rent of the Fund and to reimburse the Fund if and to the extent the Fund's expenses in any calendar year other than interest, brokerage commissions, fees, taxes and distribution expenses under the Rule 12b-1 Plan exceed 1 1/2% of average net assets. No reimbursement has been required since December 31, 1982. The Adviser was organized in 1970, and has had from that time to the present as its only client, the Fund.
    As compensation for its services, the Fund will pay the Adviser an annual fee of 3/4 of 1% of the Fund's average net assets on the first $25,000,000 and which fee adjusts to 1/2 of 1% of average net assets in excess of that figure. This fee is computed on a daily basis and paid monthly.




    The following table shows the amount of the advisory fee of the Fund for the years ended December 31, 1994, 1995 and 1996.

                                                                   Approximate
                                                                    Amount of
                                                                       Fee

Year ended December 31, 1994 . . . . . . . . . . . . . . . .        $2,091,000
Year ended December 31, 1995 . . . . . . . . . . . . . . . .        $2,192,000
Year ended December 31, 1996 . . . . . . . . . . . . . . . .        $2,554,000

    The contract with the investment adviser, approved by the shareholders on September 27, 1996, remains in force for a period of two years after approval by the shareholders. The contract continues in force year to year so long as the continuation is specifically approved at least annually either by (i) the Board of Directors of the Fund or (ii) by a vote of a majority of the outstanding securities of the Fund, provided that in either event the continuation must be approved by a vote of a majority of the Directors who are not parties to the contract or interested persons of the Fund or of the Adviser, cast in person at a meeting called for the purpose of voting on such an approval or by written consent. Such independent Board approval has occurred annually. The investment advisory agreement will terminate automatically in the event of its assignment. In addition, the contract is terminable at any time without penalty by the Board of Directors of the Fund or by a vote of a majority of the Fund's shares on 60-days' notice to the Adviser and by the Adviser on 60-days' notice to the Fund.


OTHER EXPENSES

    Non-officer Directors are each paid a fee of $1,000 for attendance at each Directors' Meeting; officer Directors are each paid $200. For the fiscal year ended December 31, 1996 Directors' attendance fees amounted to approximately $33,800 and an additional $15,000 was paid for travel costs.
    The Fund has a distribution expense in effect under the provisions of Rule 12b-1 under the Investment Company Act of 1940. During the last fiscal year approximate amounts paid by the Fund under the Plan were spent on: advertising:
$158,000; printing and postage: $68,000; and sales related expenses: $276,000.


CUSTODIAN

    The Fund has engaged the State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian for all its security investments and cash. The custodian has no responsibility for any part in the purchase and sale of Fund investments or in the declaration of dividends and distributions. When authorized and directed by the Fund, the custodian may appoint one or more subcustodians to perform such of the custodian duties as are specified in such authorization. In addition, the custodian performs portfolio securities clearance matters, holds securities in safekeeping and assists in the daily pricing of the net asset value of the shares of the Fund.
    PFPC, Inc. is the Fund's transfer and disbursing agent. Accordingly, it will answer correspondence from shareholders. Therefore, correspondence relating to a shareholder's account should be directed to PFPC, Inc., the company's Plan Agent.

INDEPENDENT AUDITORS

    Pannell Kerr Forster, P.C. are the independent auditors of the Fund for the 1996 financial statements and are located at 125 Summer Street, Boston, Massachusetts 02110. They audit the Fund's financial statements as required under the Investment Company Act of 1940, as amended, including the annual report to stockholders, financial statements required by Form N-1A, information needed to prepare the prospectus and documents required for state registration statements, and they prepare the annual franchise tax statements to the state of Delaware (state of incorporation) and any other tax returns required to be prepared by the Fund.








BROKERAGE ALLOCATION

    Management's primary consideration in placing orders for the purchase and sale of portfolio securities is to obtain the best price and prompt, accurate execution of its orders. Any over-the-counter purchases and sales may be transacted directly with principal market-makers except in those circumstances where in the opinion of management better prices and executions are available elsewhere. The Fund may consider the amount of statistical research received from brokerage firms in placing any brokerage orders and which may reduce the cost of such research and other services to the Adviser. Such services may include standard market reports available to the securities industry and the public generally. The officers of the Fund make the portfolio decisions, allocate brokerage orders, and are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of brokerage or research services provided by the broker. The Fund is also provided at no cost with the use of a computer quote equipment by a broker in order to assist the Fund Adviser in research and market activity and portfolio decisions.
    For the years ended December 31, 1994, 1995, and 1996 brokerage commissions amounted to approximately $382,000, $360,000, and $367,000, respectively.
    The brokerage firms selected provide, in the case of goverment agency bonds, best price and research service. In like manner, equity securities transactions executed by other brokerage firms are based on price, execution and research service. Any allocation to research services is arbitrary and not through any prearrangements.


CAPITAL STOCK

    The Fund, organized in February 1970, is authorized by its Articles of Incorporation as amended by the shareholders on June 10, 1993 and pursuant to Delaware law to issue 75,000,000 shares of common stock of a par value of $1 per share. Such shares have no preference, pre-emptive, conversion or exchange rights except as outlined in the prospectus. The stock offered will, in the opinion of General Counsel, when issued and sold, be fully paid and nonassessable. Each share has one vote in corporate matters (fractional shares have proportionate voting rights), are freely transferable and are entitled to dividends as determined by the Board of Directors and in liquidation of the Fund are entitled to receive the net assets of the Fund. The shares have noncumulative voting rights, which means that the holders of more than 50 percent of the shares voting for the election of directors can elect 100 percent of the directors if they choose to do so and, in such event, the holders of the remaining less than 50 percent of the shares voting will not be able to elect any directors.


PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

    See Part A--Prospectus and caption, "How to Purchase Shares" for details of the manner in which the Fund shares may be purchased by the public.
    The net asset value of the Fund's shares is determined as of the close of business of the New York Stock Exchange on each business day on which that Exchange is open, by dividing the value of the Fund s securities, plus any cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding the capital and surplus), by the number of shares outstanding.
    In valuing the Fund's assets, a security listed on the New York Stock Exchange is valued at its last sale price on that Exchange on the day as of which assets are valued. Lacking any sales on the day, the security is valued at the mean between the bid and asked price. Securities listed on other exchanges are similarly valued, using quotations on which the security is traded most extensively.
    An unlisted security for which over-the-counter market quotations are readily available is valued on the basis of such quotations the last sale price, or lacking any such sales quotations, an amount determined by the Fund's management with the approval of its Board of Directors, not higher than the last asked price or lower than the last bid price. Securities which are subject to restrictions as to resale and securities for which over-the-counter quotations are not readily available, and any other assets shall be valued in good faith by the Board of Directors at their fair value.
    The net asset value for the purpose of any transaction in the shares of the Fund shall be that which is next computed after receipt of a tender of such security for redemption or of an order to purchase such security.
    Shareholders of the Fund will automatically have reinvested all income dividends and capital gains distributions, if any, in additional shares of the Fund at net asset value unless the dividend paying agent is notified at least ten days before the record date that the shareholder wishes to elect to:
    (1) Receive income dividends in cash and capital gains distributions in additional shares at net asset value, or (2) Receive all income dividends and capital gains distributions in cash. The Fund s policy is to distribute annually to shareholders all, or substantially all, of its net investment income and net realized capital gains, if any. Income payments are usually made during the third and fourth quarters in each fiscal year. Capital gains, likewise, are usually paid during the fourth quarter.


TAX STATUS

    The Fund qualifies for tax treatment as a "regulated investment company" under subchapter M of the Internal Revenue Code. The Fund will distribute its net income and gains to shareholders and such distributions have been generally treated as taxable income since 1986. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of such income or gains.
    The Fund is required by federal law to withhold 31% of dividends and capital gains distributions (if any) paid to certain accounts which have not omplied with Internal Revenue Service regulations. In connection with this withholding requirement, a purchaser of Fund shares will be asked to certify on our application that the Social Security or tax identification number provided is correct and that a purchaser is not subject to 31% back-up withholding for previous underreporting to the IRS.
    Any dividend or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, whether in cash or in shares, although in effect a return of capital, are subject to income taxes.
    The Tax Reform Act of 1986 (the "TRA") was signed into law on October 22, 1986 and changed the rates of tax applicable to ordinary income and capital gains for individuals after 1986 and for corporations in tax years beginning after July 1, 1986. The "TRA" repealed the annual dividend exclusion allowance for individuals, reduced the dividends received deduction for corporations from 85% to 80% and substantially revised the federal income tax treatment of contributions to retirement plans such as IRAs and 403(b) plans. The "TRA" also contains other provisions that may affect the shareholders.
    Dividends and distributions may also be subject to state and local taxes. Since January 1, 1984 a stockholder must furnish a correct identification number (social security number, usually) in order to avoid a penalty under the Internal Revenue Code provisions.






                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996


                                     ASSETS

    Investments, at value - note A
      Common stocks (cost - $220,473,813)....................................       $297,999,925
      Bonds (cost - $214,008,870) ...........................................        212,096,094
                                                                                   -------------
                                                                                     510,096,019

    Cash......................................................................         4,468,131

    Receivables
      Dividends and interest .................................................         4,605,618
                                                                                   -------------
        Total assets .........................................................       519,169,768
                                                                                   -------------

                                   LIABILITIES

    Payables
      Capital stock reacquired ...............................................         5,274,181

    Accrued expenses
      Investment advisory fee ................................................           222,908
      Transfer agent fee .....................................................           130,000
      Other accrued expenses .................................................           109,734
                                                                                  --------------

        Total liabilities ....................................................         5,736,823
                                                                                  --------------

          Net assets (equivalent to $16.56 per share based on
           31,008,406 shares of capital stock outstanding) - note E...........      $513,432,945
                                                                                    ------------

          Net asset value, offering price and redemption price per share
           ($513,432,945 / 31,008,406 shares outstanding) ....................       $16.56
                                                                                     ------

    See notes to financial statements.






                          PAX WORLD FUND, INCORPORATED
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year Ended December 31
                                                                                    ----------------------
Increase in net assets...........................................                 1996                 1995
                                                                                  -----                -----
   Operations
Investment income - net .........................................           $  16,150,851        $  14,647,876
Net realized gain on investments ................................              26,195,518           11,853,476
Change in unrealized appreciation of investments                               6,708,0278           83,655,967
                                                                             -------------       --------------
Net increase in net assets resulting from operations ............              49,054,396          110,157,319
Net equalization (debits) .......................................                 (38,061)            (143,513)
Distributions to shareholders from
Investment income - net ($.55 and $.79 per share,
respectively) - note A ..........................................             (16,099,745)         (22,242,270)
Net realized gain on investments
($.892 and $.14 per share, respectively) - note A (26,195,473)                 (3,936,953)
Capital share transactions - note E .............................              29,735,468            4,892,325
                                                                             ------------         ------------
Net increase in net assets.......................................              36,456,585           88,726,908
 Net assets
Beginning of year ...............................................             476,976,360          388,249,452
                                                                             ------------         ------------
End of year (including undistributed investment
 income - net of $332,132 and $319,087, respectively)                        $513,432,945         $476,976,360
                                                                             ------------         ------------


See notes to financial statements.





                          PAX WORLD FUND, INCORPORATED
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1996

    Investment income
      Income - note A
        Dividends ................................................                        $    8,723,197
        Interest..................................................                            11,735,322
                                                                                              ----------
          Total income ...........................................                            20,458,519

      Expenses
        Investment advisory fee - note B .........................     $2,553,873
        Transfer agent fee .......................................        756,988
        Distribution expenses - note D ...........................        502,260
        Custodian fees - note F ..................................        142,038
        Printing .................................................        137,012
        State taxes ..............................................        111,652
        Legal fees and related expenses - note B..................         57,832
        Audit fees ...............................................         54,435
        Directors  fees and expenses - note B                              48,784
        Registration fees ........................................         48,763
        Other.....................................................         32,649
                                                                      -----------
          Total expenses .........................................      4,446,286
          Less: Fees paid indirectly - note F ....................        138,618
                                                                      -----------
             Net expenses ........................................                             4,307,668
                                                                                             -----------
          Investment income - net ................................                            16,150,851
                                                                                             -----------
    Realized and unrealized gain on investments - note C
      Net realized gain on investments ...........................                            26,195,518
      Change in unrealized appreciation of investments
        for the year..............................................                             6,708,027
                                                                                             -----------
          Net gain on investments ................................                            32,903,545
                                                                                             -----------
          Net increase in net assets resulting from operations ...                           $49,054,396
                                                                                             -----------

     See notes to financial statements.






                          PAX WORLD FUND, INCORPORATED
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996

NOTE A - ACCOUNTING POLICIES

    Pax World Fund, Incorporated (the "Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:
    Valuation of Investments: Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively.
    Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.
    Equalization: The Fund uses the accounting practice known as "equalization" by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.
    Equalization is a permanent book/tax difference that causes a difference between investment income and distributions.
    Distributions to Shareholders: All distributions to shareholders are recorded by the Fund on the ex-dividend dates.
In accordance with the Internal Revenue Code and applicable Revenue Rulings, the amount of the 1995 distribution which could be designated as a capital gain dividend ($11,855,124) was reduced by $7,918,171, the amount of the 1994 capital loss carryover utilized in 1995. The resulting distribution designated as a capital gain dividend was $3,936,953. The 1995 distribution of net investment income, correspondingly, was increased by $7,918,171.
    Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
    Other: The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has an investment advisory agreement ("Agreement") with Pax World Management Corp. ("Adviser") which provides for payment by the Fund of an annual investment advisory fee of 3/4 of 1% of its average daily net assets on the first $25,000,000 and 1/2 of 1% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser. Another two officers of the Fund, who are not directors of the Fund, are also officers of the Adviser. The Agreement provides for an expense reimbursement from the Adviser if the Fund's total expenses, exclusive of interest, brokerage commissions or fees, and taxes, but including the investment advisory fee, exceeds 1-1/2% of the average daily net asset value of the Fund for any full fiscal year. No expense reimbursement was required for either 1996 or 1995.
    All Directors are paid by the Fund for attendance at directors' meetings. During 1996, the Fund incurred legal fees and related expenses of $57,832 with William M. Prifti, Esq., general counsel for the Fund. Mr. Prifti is Secretary of the Fund.
    All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in a brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during 1996 totalled $68,224 (18.6% of total 1996 commissions). Of this amount, $22,630 was paid subsequent to the siblings' purchase of Adviser's capital stock on September 27, 1996 (48.8% of total commissions paid during the September 27, 1996 to December 31, 1996 period).








PAX WORLD FUND, INCORPORATED -  NOTES TO FINANCIAL STATEMENTS,  continued

NOTE C - INVESTMENTS

    Purchases and proceeds from 1996 sales of investments, other than U.S. Government agency bonds, aggregated $33,703,227 and $117,286,271, respectively. Purchases and proceeds from 1996 sales and maturities of U.S. Government agency bonds aggregated $141,778,479 and $52,000,000, respectively.
    Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1996 would have been approximately the same
    For Federal income tax purposes, the identified cost of investments owned at December 31, 1996 was $434,482,683.

NOTE D - DISTRIBUTION EXPENSES

The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The plan provides that the Fund may incur distribution expenses of up to twenty-five one hundredths of one percent (.25%) per annum of its average daily net assets to finance activity which is primarily intended to result in the sale of Fund shares. Such expenses include (but are not limited to) travel and telephone expenses, preparation and distribution of sales literature and advertising, and compensation to be paid to and expenses to be incurred by officers, directors and/or employees of the Fund or other third parties for their distributional services, if sales of the Fund are made by such third parties during a fiscal year. The Board may terminate the plan at any time with no penalty to the Fund. If the plan is terminated, the payment of fees to third parties would be discontinued at that time.

NOTE E - CAPITAL AND RELATED TRANSACTIONS

Transactions in capital stock were as follows:


                                                            Year Ended                         Year Ended
                                                            ----------                         ----------
                                                         December 31, 1996                  December 31, 1995
                                                         -----------------                  -----------------
                                                       Shares         Dollars            Shares          Dollars
                                                   ------------   -------------      -----------      ------------
Shares sold ...................................      3,151,719     $ 52,809,366        2,834,187      $ 42,166,166
Shares issued in reinvestment of dividends.....      2,360,551       39,060,319        1,512,585        24,008,199
                                                   ------------   -------------      -----------      ------------
 ...............................................      5,512,270       91,869,685        4,346,772        66,174,365
Shares redeemed...............................      (3,704,015)     (62,134,217)      (4,146,698)      (61,282,040)
                                                    -----------     ------------      -----------      ------------

Net increase...................................        1,808,255  $ 29,735,468           200,074      $  4,892,325
                                                    ------------  ------------     -------------      ------------


The components of net assets at December 31, 1996, are as follows:

Paid-in capital (75,000,000 shares of $1 par value authorized)..   $445,407,251
Undistributed investment income.................................        332,132
Excess distribution of capital gains............................         (1,603)
Accumulated prior years  net realized losses on investments.....     (7,918,171)
Net unrealized appreciation of investments......................     75,613,336
                                                                   -------------

Net assets.......................................................  $513,432,945
                                                                   -------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

    State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances mantained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.





                          PAX WORLD FUND, INCORPORATED
                             SCHEDULE OF INVESTMENTS
                                December 31, 1996


                                                             NUMBER OF                       PERCENT OF
    NAME OF ISSUER AND TITLE OF ISSUE                         SHARES          VALUE          NET ASSETS


                    COMMON STOCKS
    CONSUMER PRODUCTS
      Colgate-Palmolive Co. ........................           50,000     $  4,612,500
      Liz Claiborne, Inc. ..........................          190,000        7,338,750
                                                                            ----------
                                                                            11,951,250          2.3%
                                                                            ----------

    ELECTRIC UTILITY
      Teco Energy, Inc..............................          200,000        4,825,000          1.0
                                                                            ----------

    FOOD
      CPC International, Inc. ......................          175,000       13,562,500
      General Mills, Inc. ..........................          200,000       12,675,000
      H.J. Heinz Co. ...............................          600,000       21,450,000
                                                                            ----------
                                                                            47,687,500          9.3

    HOME IMPROVEMENT PRODUCTS
      Masco Corp....................................          100,000        3,600,000           .7
                                                                            ----------

    LOANS - STUDENT
      Student Loan Marketing Association...........            42,600        3,967,125           .8
                                                                            ----------

    MAILING EQUIPMENT...............................
      Pitney Bowes, Inc. ...........................          166,700        9,085,150          1.8
                                                                            ----------

    NATURAL GAS
      Bay State Gas Co. ............................          553,800       15,644,850
      Brooklyn Union Gas Co. .......................          587,600       17,701,450
      Enron Corp. ..................................          250,000       10,781,250
      Peoples Energy Corp. .........................          551,900       18,695,612
                                                                            ----------
                                                                            62,823,162         12.2
                                                                            ----------

    PACKAGING
      Bemis Co., Inc................................           50,000        1,843,750           .4
                                                                            ----------

    PHARMACEUTICALS
      Bristol-Myers Squibb Co. .....................          100,000       10,875,000
      Johnson & Johnson ............................          236,400       11,760,900
      Merck & Co., Inc. ............................          350,000       27,737,500
      Pfizer, Inc. .................................          118,900        9,853,838
                                                                            ----------
                                                                            60,227,238         11.7
                                                                            ----------

RETAIL
      Darden Restaurants, Inc. .....................          592,400        5,183,500
      Gap, Inc. ....................................          500,000       15,062,500
      Home Depot, Inc. .............................          150,000        7,518,750
      Toys R Us, Inc................................          600,000       18,000,000
      Wal-Mart Stores, Inc..........................          600,000       13,725,000
                                                                            ----------
                                                                            59,489,750         11.6

                                                                            ----------






PAX WORLD FUND, INCORPORATED
SCHEDULE OF INVESTMENTS, continued

                                                             NUMBER OF                              PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                             SHARES               VALUE            NET ASSETS


              COMMON STOCKS, continued

    TELECOMMUNICATIONS
      AirTouch Communications, Inc. ................          300,000      $     7,575,000
      BellSouth Corp. ..............................          100,000            4,037,500
      NYNEX Corp. ..................................          300,000           14,437,500
      U.S. West, Inc. - Communications Group........          200,000            6,450,000
                                                                            --------------
                                                                                32,500,000             6.3%
                                                                             -------------          -------

    TOTAL COMMON STOCKS ............................                           297,999,925            58.1%
                                                                              ------------           ------

                                                           PRINCIPAL
GOVERNMENT AGENCY BONDS                                      AMOUNT

Federal Farm Credit Banks Consolidated
      7.750%, due December 9, 1997 .................      $10,000,000           10,187,790
Federal Home Loan Bank System
      5.660%, due November 9, 1998..................        7,000,000            6,960,590
      5.025%, due February 23, 1999................         9,000,000            8,821,440
      5.825%, due March 12, 1999....................       10,000,000            9,935,900
      5.880%, due March 19, 1999....................       13,000,000           12,955,280
      5.660%, due January 12, 2000..................        5,000,000            4,921,850
Federal National Mortgage Association
      7.600%, due January 10, 1997..................       10,000,000           10,003,100
      6.050%, due November 10, 1997.................       14,000,000           14,043,484
      7.510%, due November 14, 1997.................       10,000,000           10,155,560
      5.620%, due February 10, 1999.................       10,000,000            9,852,390
      5.230%, due February 24, 1999.................        8,000,000            7,840,560
      6.110%, due September 20, 2000................       12,000,000           11,936,280
      6.080%, due September 25, 2000................        5,000,000            4,968,750
      5.820%, due December 5, 2000..................       15,000,000           14,756,250
      6.340%, due December 20, 2000.................        8,000,000            7,928,720
      5.370%, due February 7, 2001..................       20,000,000           19,315,600
      5.410%, due February 13, 2001.................       10,000,000            9,670,300
      5.360%, due February 16, 2001.................       10,000,000            9,651,600
      6.710%, due July 24, 2001.....................        7,000,000            7,090,790
      7.040%, due September 24, 2001................       11,000,000           11,084,260
International Bank for Reconstruction
 & Development
        5.875%, due July 16, 1997...................       10,000,000           10,015,600
                                                                            --------------

TOTAL GOVERNMENT AGENCY BONDS                                                  212,096,094            41.3%
                                                                            --------------          -------

          TOTAL INVESTMENTS ........................                           510,096,019            99.4

    Cash and receivables, less liabilities.........                              3,336,926              .6
                                                                            --------------          -------

          NET ASSETS...............................                           $513,432,945           100.0%
                                                                            --------------          -------

    See notes to financial statements.






                          Independent Auditors' Report


Board of Directors and Shareholders
Pax World Fund, Incorporated

    We have audited the statement of assets and liabilities of Pax World Fund, Incorporated, including the schedule of investments, at December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Fund, Incorporated at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


Pannell Kerr Forster, P.C.

January 17, 1997